      As filed with the Securities and Exchange Commission on June 2, 2000

                                                     REGISTRATION NO. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                         GENZYME TRANSGENICS CORPORATION
             (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                                       04-3186494
(State or other jurisdiction                (I.R.S. Employer Identification No.)
 of incorporation)

       175 CROSSING BOULEVARD, SUITE 410, FRAMINGHAM, MASSACHUSETTS 01701
                    (Address of Principal Executive Offices)

                           1993 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                             SANDRA NUSINOFF LEHRMAN
                      President and Chief Executive Officer
                         Genzyme Transgenics Corporation
                        175 Crossing Boulevard, Suite 410
                         Framingham, Massachusetts 01701
                                 (508) 620-9700
            (Name, address and telephone number of agent for service)

                                 with copies to:

                           LYNNETTE C. FALLON, ESQUIRE
                               Palmer & Dodge LLP
                                One Beacon Street
                           Boston, Massachusetts 02108
                                 (617) 573-0100

                         CALCULATION OF REGISTRATION FEE

Title of each class of securities       Amount to be       Proposed maximum      Proposed maximum        Amount of
         to be registered                registered       offering price per    aggregate offering   registration fee
                                                               share(1)              price(1)
----------------------------------- --------------------- -------------------- --------------------- ------------------
Common Stock, $0.01 par value        750,000 shares (2)        $18.22               $13,665,000          $3,607.56
----------------------------------- --------------------- -------------------- --------------------- ------------------

----------------------------------- --------------------- -------------------- --------------------- ------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) and based upon the average of the high and low sale prices on May 25, 2000 as reported by the Nasdaq National Market System.

 (2) This Registration Statement registers an additional 750,000 shares issuable under the Registrant's 1993 Equity Incentive Plan (the "Plan"). An aggregate of 3,390,000 shares issuable under the Plan have previously been registered under eight prior registration statements (Registration Nos. 33-69516, 33-84706, 33-88030, 33-92998, 333-04535,
         333-29977, 333-56749 and 333-80623).

STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE REGISTRATION STATEMENT.

         Pursuant to Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on September 28, 1993 (File No. 33-69516) relating to the registration of 350,000 shares of the Registrant's Common Stock, $0.01 par value per share (the "Common Stock"), authorized for issuance under the Registrant's 1993 Equity Incentive Plan (the "Plan"), are incorporated by reference in their entirety in this Registration Statement, except as to the items set forth below. This Registration Statement provides for the registration of an additional 750,000 shares of the Registrant's Common Stock to be issued under the Plan.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated herein by reference:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended January 2, 2000.

                  (b) All other  reports of the  Registrant  filed  pursuant  to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the annual report referred to in (a) above.

                  (c) The description of the Registrant's Common Stock contained in its Registration Statement on Form 8-A (File No. 0-21794) filed on May 19, 1993, including any amendment or report filed for the purpose of updating such description.

         All documents filed after the date of this Registration Statement by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereunder have been sold or which deregisters all shares of Common Stock remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The validity of the Common Stock offered hereby will be passed upon for the Company by Palmer & Dodge LLP, Boston, Massachusetts. Lynnette C. Fallon, the Clerk of the Company, is a partner of Palmer & Dodge LLP.

ITEM 8.  EXHIBITS.

         See Exhibit Index immediately following the signature page.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 2nd day of June, 2000.



                                       GENZYME TRANSGENICS CORPORATION



                                       By: \s\ Sandra Nusinoff Lehrman
                                          -------------------------------------
                                       Sandra Nusinoff Lehrman
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Genzyme Transgenics Corporation, hereby severally constitute and appoint Sandra Nusinoff Lehrman, John B. Green and Lynnette C. Fallon, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including any post-effective amendments thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities stated and on this 2nd day of June, 2000:

SIGNATURE                                       CAPACITY

\s\ Sandra Nusinoff Lehrman                     President, Chief Executive Officer
---------------------------------               (Principal Executive Officer) and Director
Sandra Nusinoff Lehrman


\s\ John B. Green                               Vice President, Treasurer and Chief Financial
---------------------------------               Officer (Principal Financial Officer and
John B. Green
                                                Principal Accounting Officer)

\s\ James A. Geraghty                           Chairman of the Board and Director
---------------------------------
James A. Geraghty


\s\ Henri A. Termeer                            Director
---------------------------------
Henri A. Termeer


\s\ Robert W. Baldridge                         Vice Chairman of the Board and Director
---------------------------------
Robert W. Baldridge


\s\ Henry E. Blair                              Director
---------------------------------
Henry E. Blair


\s\ Alan W. Tuck                                Director
---------------------------------
Alan W. Tuck


\s\ Francis J. Bullock                          Director
---------------------------------
Francis J. Bullock


                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION

4.1.1             Restated Articles of Organization of Genzyme Transgenics
                  Corporation, as amended. Filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended
                  December 31, 1993 (Commission File No. 0-21794) and incorporated herein by reference.

4.1.2 Articles of Amendment to the Restated Articles of Organization filed with the Secretary of the Commonwealth of Massachusetts on October 3, 1994. Filed as Exhibit 3.1.2 to the Registrant's
                  Annual Report on Form 10-K for the year ended December 28,
                  1997 and incorporated herein by reference.

4.1.3 Articles of Amendment to the Restated Articles of Organization of the Company filed with the Secretary of the Commonwealth of Massachusetts on June 26, 1997. Filed as Exhibit 3 to the
                  Company's Quarterly Report on Form 10-Q for the quarter ended
                  June 29, 1997 (Commission File No. 0-21794) and incorporated herein by reference.

4.1.4 Certificate of Vote of Directors Establishing a Series of a Class of Stock (Series B Converible Preferred Stock).
                  Filed as Exhibit 4.1.4 to the Registrant's Registration
                  Statement on Form S-3 filed with the Commission on January
                  6, 2000 (Commission File No. 333-94187) and incorporated herein by reference.

4.1.5             Articles of Amendment to the Restated Articles of
                  Organization of the Company filed with the Secretary of the Commonwealth of Massachusetts on June 1, 2000. Filed as Exhibit 4.1.5 to the Registrant's Registration Statement on Form S-8 filed with the Commission on June 2, 2000 and incorporated herein by reference.

4.2               By-laws of Genzyme Transgenics  Corporation. Filed as Exhibit
                  3.1 to the Registrant's Form 10-Q for the quarter ended July
                  4, 1999 (File No. 000-21794) and incorporated herein by reference.

5 Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder. Filed herewith.

23.1 Consent of PricewaterhouseCoopers LLP, independent accountants. Filed herewith.

23.2              Consent of Palmer & Dodge LLP (contained in Opinion of Palmer
                  & Dodge LLP filed as Exhibit 5).

24 Power of Attorney (set forth on the Signature Page to this Registration Statement).
